SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2007

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------------------- ------------------------------------ (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Donald Conklin, 70, informed the registrant on April 27, 2007 that he will retire from the Board of Directors effective as of June 12, 2007, the date of the registrant’s 2007 Annual Meeting of Stockholders.  Mr. Conklin has been a Director of inVentiv since September 1999, and has been reducing his various Board commitments. As a consequence, Mr. Conklin will not stand for reelection at the 2007 Annual Meeting of Stockholders.

Item 7.01 Regulation FD Disclosure.

It is anticipated that Mr. Conklin will be replaced on the Audit Committee by Mark Jennings, on the Nominating and Corporate Governance Committee by Craig Saxton, M.D., and as an alternate member of the Compensation Committee by Craig Saxton, M.D. Mr. Jennings and Dr. Saxton are incumbent members of the Board of Directors of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: May 2, 2007 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)